Zhongpin Inc.
Suite 605A, Raycom Info Tech Park, 2 Kexueyuan South Road, Zhongguancun, Haidain District,
Beijing, China 100190, +86 10 8286 1788 extension 101, ir@zhongpin.com

News release of November 2, 2009: Zhongpin to host conference call on November 10, 2009, page 1

Zhongpin Inc. To Host Quarterly Conference Call on Tuesday, November 10, 2009

CHANGGE and BEIJING, November 2, 2009 /PRNewswire-Asia-FirstCall via COMTEX/ -- Zhongpin Inc. ("Zhongpin", Nasdaq: HOGS), a leading meat and food processing company in the People's Republic of China, today announced that it will host its quarterly earnings conference call and live webcast at 8:00 a.m. Eastern Standard Time on Tuesday, November 10, 2009 (which is 9:00 p.m. in China on the same day).

The dial-in details for the live conference call are:
U.S. toll-free number	1-866-549-1292
International dial-in number	+852-3005-2050
Mainland China toll-free number	400-681-6949
Participant PIN code	326957#

The live webcast and archive of the conference call will be available on the Investor Relations section of Zhongpin's website at http://www.zpfood.com.

A telephone replay of the call will be available after the conclusion of the conference call through 9:00 a.m. Eastern Standard Time, December 9, 2009. The dial-in details for the telephone replay are:
U.S. toll-free number	1-866-753-0743
International dial-in number	+852-3005-2020
Conference reference	145136#

About Zhongpin

Zhongpin Inc. is a meat and food processing company that specializes in pork and pork products, fruits, and vegetables in China. Its distribution network in China covers 20 provinces plus Beijing, Shanghai, Tianjin, and Chongqing and includes more than 3,000 retail outlets. Zhongpin's export markets include the European Union and Southeast Asia. For more information about Zhongpin, please visit Zhongpin's website at www.zpfood.com.

Zhongpin Inc.
Suite 605A, Raycom Info Tech Park, 2 Kexueyuan South Road, Zhongguancun, Haidain District,
Beijing, China 100190, +86 10 8286 1788 extension 101, ir@zhongpin.com

News release of November 2, 2009: Zhongpin to host conference call on November 10, 2009, page 2

Safe harbor statement

Certain statements in this news release may be forward-looking statements made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Zhongpin has based its forward-looking statements largely on its current expectations and projections about future events and trends that it believes may affect its business strategy, results of operations, financial condition, and financing needs.

These projections involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include but are not limited to such factors as downturns in the Chinese economy, unanticipated changes in product demand, any effect from the A(H1N1) virus on Zhongpin's market or sales, interruptions in the supply of live pigs and or raw pork, poor performance of the retail distribution network, delivery delays, freezer facility malfunctions, Zhongpin's ability to build and commence new production facilities according to intended timelines, the ability to prepare Zhongpin for growth, the ability to predict Zhongpin's future financial performance and financing ability, changes in regulations, and other information detailed in Zhongpin's filings with the United States Securities and Exchange Commission.

You are urged to consider these factors carefully in evaluating Zhongpin's forward-looking statements and are cautioned not to place undue reliance on those forward-looking statements, which are qualified in their entirety by this cautionary statement. All information provided in this news release is as of the date of this release. Zhongpin does not undertake any obligation to update any forward-looking statement as a result of new information, future events, or otherwise, except as required by law.

For more information, please contact:

Zhongpin Inc.

Mr. Sterling Song (English and Chinese)
Investor Relations Manager
Telephone:  +86-10-8286-1788 x101 in Beijing
Email:      ir@zhongpin.com

Mr. Warren (Feng) Wang (English and Chinese)
Chief Financial Officer
Telephone:  +86-10-8286-1788 x104 in Beijing
Email:      warren.wang@zhongpin.com

Christensen

Mr. Yuanyuan Chen (English and Chinese)
Mobile:      +86-139-2337-7882 in Beijing
Email:       ychen@christensenir.com

Mr. Tom Myers (English)
Mobile:  +86-139-1141-3520 in Beijing
Email:   tmyers@christensenir.com

Ms. Kathy Li (English and Chinese)
Telephone:  +1-212-618-1978 in the USA
Email:       kli@christensenir

SOURCE Zhongpin Inc.
www.zpfood.com